WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019-6099

212 728 8000
Fax: 212 728 8111

November 4, 2002

VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Adelphia Communications Corporation
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Adelphia Communications Corporation (the “Company”), we transmit herewith for filing with the Securities and Exchange Commission, the Company’s Current Report on Form 8-K, dated November 4, 2002. This Form 8-K is being submitted electronically pursuant to Rule 101(b) of Regulation S-T.

Should you have any questions regarding this filing, please contact the undersigned at (212) 728-8958.

Very truly yours,

/s/ Jeanine M. Salvatore
Jeanine M. Salvatore

cc: Adelphia Communications Corporation

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